Filed pursuant to Rule 497(e)
File Nos. 811-22852, 333-189250

LOEB KING ALTERNATIVE STRATEGIES FUND
a series of Loeb King Trust

December 10, 2013

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”),
each dated September 13, 2013

Effective immediately, Scott Williams no longer serves as a portfolio manager for the Loeb King Alternative Strategies Fund (the “Fund”).  Please disregard all references to Mr. Williams in the Summary Prospectus, Prospectus and SAI.

The Fund continues to be managed by Gideon King, Blaine Marder, Adam Weingarten and Brian Anderson, who have served as portfolio managers since its inception.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.